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                                                               EXHIBIT NO. 10(k)

                           PINNACLE DATA SYSTEMS, INC
                             1995 STOCK OPTION PLAN


Section 1.        PURPOSES OF PLAN.

         The 1995 Stock Option Plan (the "Plan") of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), is intended to encourage employees of the Company and its subsidiaries to acquire or increase a proprietary interest in the Company, to assist the Company and its subsidiaries in attracting and retaining highly qualified employees by providing such employees options to purchase common shares, without par value, in the Company, and to further promote and strengthen the interest of such employees in the development and financial success of the Company.

Section 2.         ADMINISTRATION OF PLAN.

         The Plan shall be administered by the Company's Board of Directors (the "Board") or, if the Board so elects, a committee (the "Committee") which shall consist of not less than three directors of the Company appointed by the Board. Notwithstanding the foregoing to the contrary, if the common shares of the Company are registered under Section 12 of the Securities and Exchange Act of 1934 (the "Act") or are required to be so registered or the Company becomes subject to the reporting requirements of Section 13 of the Act (hereinafter referred to as a "Reporting Company"), then the Plan shall be administered by the Committee. The members of the Committee shall serve at the pleasure of the Board, which may remove members from the Committee or appoint new members to the Committee from time to time, and members of the Committee may resign by written notice to the President or Secretary of the Company. The members of the Committee shall not be eligible to participate in the Plan while serving on the Committee, and if the Company is a Reporting Company, each member of the
Committee: (a) shall be an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and (b) shall be a "disinterested person" within the meaning of Rule 16b-3 under the Act. For purposes of this Plan, the Board, if it is administering the Plan, or the Committee, if it is administering the Plan, shall hereinafter be referred to as the "Administrator".

         Unless otherwise determined by the Board, the Administrator shall have full and final authority to administer the Plan in accordance with its terms, including without limitation authority, to the extent not inconsistent with the specific provisions of the Plan, to: (a) interpret all provisions of the Plan consistent with law; (b) designate the employees to receive grants of options;
(c) determine the frequency of option grants; (d) determine the number and type of options to be granted to each employee; (e) specify the number of shares subject to each option and the method of exercise; (f) prescribe the form and terms of instruments evidencing any options granted under the Plan; (g) determine the vesting requirements, if any, for option exercises; (h) determine whether legends should be included on any shares acquired through option exercise; (i) make special option grants when appropriate; (j) adopt, amend and rescind general and special rules and regulations for the Plan's administration;
(k) direct employees of the Company and its subsidiaries and advisors to prepare such materials or perform such


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analyses as the Administrator deems necessary or appropriate; and (l) make all other determinations necessary or advisable for the administration of the Plan.

         Any interpretation or administration of the Plan by the Administrator and all actions of the Administrator shall be conclusive, final, and binding upon the Company, its subsidiaries, and all participants in the Plan and their respective legal representatives, successors and assigns. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan. The members of the Committee and all members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the Board member or the Committee member shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof at its expense. The provisions of this paragraph with respect to liability and indemnification of members of the Board and the Committee are in addition to, and not in limitation of, the provisions with respect to the liability and indemnification of members of the Board and the
Committee: (i) contained in the Articles of Incorporation or Code of Regulations of the Company; (ii) contained in any indemnification agreements between any members of the Board and the Company; or (iii) provided by law.

Section 3.        SHARES SUBJECT TO PLAN.

         The maximum aggregate number of common shares, without par value, of the Company (the "Shares") with respect to which options may be granted under the Plan shall be 300,000 Shares. If the Company is a Reporting Company, then the maximum number of Shares with respect to which options may be granted to any individual in any one calendar year shall be 25,000 Shares. All Shares subject to options granted under the Plan may be authorized but unissued Shares or issued Shares reacquired by the Company and held as treasury Shares. If any option granted under the Plan expires or terminates, then the Shares subject to such expired or terminated option shall again be available for other options to be granted under the Plan. The aggregate number of Shares available under the Plan shall be subject to adjustment pursuant to Section 7, below.

Section 4.        ELIGIBILITY.

         All employees of the Company and its subsidiaries are eligible to receive options under the Plan ("Eligible Persons"). No director of the Company who is not also an employee of the Company or any of its subsidiaries shall be eligible to participate in the Plan. In addition, if the Company is a Reporting Company, no member of the Committee, who is otherwise an Eligible Person, shall be permitted to participate in the plan for a period of 12 months after (a) the date the Plan is adopted, and (b) the date such person ceases to be a member of the Committee.

Section 5.        GRANT OF OPTIONS.

            (a) GENERAL TERMS AND CONDITIONS OF GRANTS. The Administrator shall have the authority to grant the following types of options: (i) options for Shares intended to qualify as incentive stock options under Section 422 of the Code, as provided in Section 5(b), below ("Incentive


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Options"); and (ii) options for Shares not intended to qualify as incentive stock options under Section 422 of the Code, as provided in Section 5(c), below ("Nonqualified Options"). Incentive Options and Nonqualified Options shall hereafter be collectively referred to as "Options". The Administrator shall designate from time to time, in its discretion, the Eligible Persons to whom Options shall be granted (such persons, "Grantees") under the Plan, the number of Shares which shall be the subject of each Option granted under the Plan, whether or not the Option is intended to be an Incentive Option or a Nonqualified Option and the terms and conditions under which each Option is granted under the Plan. No Eligible Person shall have a right to be granted any Option unless, and except to the extent, so designated by the Administrator.

            (b) INCENTIVE OPTIONS. The aggregate fair market value (determined at the time of the grant of the Incentive Option) of the Shares with respect to which Incentive Options are exercisable for the first time by any Eligible Person during any calendar year (under all incentive stock option plans of his employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 (unless Section 422 of the Code is revised, then in conformity with such revision). All Incentive Options granted under the Plan shall be granted within 10 years from the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Administrator may, as a condition of granting any Incentive Option, require that a Grantee agree to surrender for cancellation one or more Options previously granted to such Grantee. Each Incentive Option granted pursuant to the Plan shall be authorized by the Administrator and shall be evidenced by a written Incentive Option Agreement, in form approved by the Administrator, which shall be dated as of the date on which the Incentive Option is granted, signed by an officer of the Company authorized by the Administrator, and signed by the Grantee. Unless the Administrator specifies a subsequent date on which the grant will be effective, the date on which the Administrator approves the granting of the Incentive Option shall be deemed the date on which the Incentive Option is granted. The Incentive Option Agreement shall be consistent with the Plan and shall include, without limitation, the following provisions:

                  (i) TERM. An Incentive Option shall not be exercisable after the expiration of 10 years from the date the Incentive Option is granted. If the Grantee, at the time the Incentive Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then the Incentive Option shall not be exercisable after the expiration of five years from the date the Incentive Option is granted.

                  (ii) PURCHASE PRICE. The purchase price of Shares subject to an Incentive Option shall be not less than the fair market value of the Shares at the time the Incentive Option is granted. If the Grantee, at the time the Incentive Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, then the purchase price of the Shares subject to the Incentive Option shall be at least 110% of the fair market value of the Shares at the time the Incentive Option is granted. For purposes of this Section 5(b)(ii), the fair market value of the Shares subject to the Incentive Option shall mean: (A) the last reported sale price of the Shares on the NASDAQ National Market System prior to the date the Incentive Option is granted; or (B) the mean between the high and low bid and ask prices as reported by the National Association of Securities Dealers, Inc. on the date the Option is granted; or (C) the last reported sale price on any stock exchange prior to the date the
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         Incentive Option is granted; or (D) if none of the preceding clauses
         (A), (B), or (C) are applicable, then the fair market value of the Shares as determined by the Administrator in good faith.

                  (iii) TRANSFERABILITY. No Incentive Option shall be transferable by the Grantee other than by will or the laws of descent and distribution. During the lifetime of the Grantee, the Incentive Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Grantee for his own account. Upon the death of the Grantee, the Incentive Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the executor or administrator of the Grantee's estate.

                  (iv) METHOD OF EXERCISE. An Incentive Option may be exercised, in whole or in part, by giving written notice to the Secretary of the Company stating the number of Shares (which must be a whole number) to be purchased under the Incentive Option and the time during normal business hours for delivery of those Shares. Upon receipt of payment of the full purchase price for such Shares, subject to compliance with all other terms and conditions of the Plan and the Incentive Option Agreement, the Company shall deliver, at the specified time, a certificate for such Shares to the Grantee (or such other person entitled to receive such Shares) at the principal office of the Company. The purchase price shall be paid: (A) by certified or bank cashier's check; or (B) by delivery of Shares with a fair market value equal to the total purchase price at the time of exercise of the Incentive Option; or (C) by a combination of the preceding two methods.

                  (v) TERMINATION OF EMPLOYMENT. Except as otherwise provided in
         Section 9, below, if the Grantee ceases to be an Eligible Person for any reason, then the Incentive Option or any unexercised portion of the Incentive Option which otherwise is exercisable shall terminate unless it is exercised within three months after the date the Grantee ceases to be such an Eligible Person (but in no event after expiration of the original term of the Incentive Option); provided that if the Grantee ceases to be an Eligible Person by reason of the Grantee's death or disability (as defined in Section 22(e)(2) of the Code), then the three-month period shall instead be a one-year period.

                   (vi) RESTRICTIONS. At the time the incentive option is granted, the Administrator may determine that the Shares subject to the Incentive Option shall, upon issuance, be restricted as to transferability or be subject to repurchase by the Company upon the occurrence of certain events determined by the Administrator, in its discretion, and specified in the Incentive Option Agreement.

                  (vii) DESIGNATION AS INCENTIVE STOCK OPTION. The Incentive Option shall be identified as a stock option intended to qualify as an incentive stock option under Section 422 of the Code.

         (c) NONQUALIFIED OPTIONS. The Administrator may, as a condition of granting any Nonqualified Option, require that a Grantee agree to surrender for cancellation one or more Options previously granted to such Grantee. Each Nonqualified Option granted pursuant to the Plan shall be authorized by the Administrator and shall be evidenced by a written Nonqualified Option Agreement, in form approved by the Administrator, which shall be dated as of the date on which the Nonqualified Option is granted, signed by an officer of the Company authorized by the
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Administrator, and signed by the Grantee. Unless the Administrator specifies a subsequent date on which the grant will be effective, the date on which the Administrator approves the granting of a Nonqualified Option shall be deemed the date on which the Nonqualified Option is granted. The Nonqualified Option Agreement shall be consistent with the Plan and shall include, without limitation, the following provisions:

                  (i) TERM. A Nonqualified Option shall not be exercisable after the expiration of 10 years from the date the Nonqualified Option is granted.

                  (ii) PURCHASE PRICE. The purchase price of Shares subject to a Nonqualified Option shall be determined by the Administrator.

                  (iii) TRANSFERABILITY. No Nonqualified Option shall be transferable by the Grantee other than by will or the laws of descent and distribution. During the lifetime of the Grantee, the Nonqualified Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the Grantee for his own account. Upon the death of the Grantee, the Nonqualified Option shall be exercisable (subject to any other applicable restrictions on exercise) only by the executor or administrator of the Grantee's estate.

                  (iv) METHOD OF EXERCISE. A Nonqualified Option may be exercised, in whole or in part, by giving written notice to the Secretary of the Company stating the number of Shares (which must be a whole number) to be purchased under the Nonqualified Option and the time during normal business hours for delivery of those Shares. Upon receipt of payment of the full purchase price for the Shares, subject to compliance with all other terms and conditions of the Plan and the Nonqualified Option Agreement, the Company shall deliver, at the specified time, a certificate for such Shares to the Grantee (or such other person entitled to receive such Shares) at the principal office of the Company. The purchase price shall be paid: (A) by certified or bank cashier's check; or (B) by delivery of Shares with a fair market value equal to the total purchase price at the time of exercise of the Nonqualified Option; or (C) by a combination of the preceding two methods.

                  (v) TERMINATION OF RELATIONSHIP. Except as otherwise provided in Section 9, below, if the Grantee ceases to be an Eligible Person for any reason, then the Nonqualified Option or any unexercised portion of the Nonqualified Option which otherwise is exercisable shall terminate unless it is exercised within three months after the date the Grantee ceases to be an Eligible Person (but in no event after expiration of the original term of the Nonqualified Option); provided that if the Grantee ceases to be an Eligible Person by reason of the Grantee's death or disability (as defined in Section 22(e)(3) of the Code), then the three-month period shall instead be a one-year period.

                  (vi) RESTRICTIONS. At the time the Nonqualified Option is granted, the Administrator may determine that the Shares subject to the Nonqualified Option shall, upon issuance, be restricted as to transferability or be subject to repurchase by the Company upon the occurrence of certain events determined by the Administrator, in its discretion, and specified in the Nonqualified Option Agreement.


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                  (vii) DESIGNATION AS NONQUALIFIED STOCK OPTION. The
         Nonqualified Option shall be identified as a stock option not intended to qualify as an incentive stock option under Section 422 of the Code.

Section 6.         SIX MONTH HOLDING PERIOD.

         If the Company is a Reporting Company, then Shares purchased upon exercise of an Option by an Eligible Person who is an officer (as defined in Section 240.16a-1 of the Code of Federal Regulations) or a director of the Company may not be sold before at least six months have elapsed from the date the Option was granted.

Section 7.        CHANGES IN CAPITAL STRUCTURE.

          If the Company (a) pays a stock dividend or makes a distribution in Shares without receiving consideration in the form of money, services, or property, (b) subdivides or splits its outstanding Shares into a greater number of Shares, or (c) combines its outstanding Shares into a smaller number of Shares, then the aggregate number of Shares reserved for issuance pursuant to the Plan and the number and purchase price of Shares subject to the unexercised portions of then-outstanding Options shall be adjusted so that, assuming that Options had been previously granted for all of the Shares so reserved, the Grantees would be entitled to receive for the same aggregate price that number of Shares which they would have owned after the happening of any of the events described above had they exercised all of such Options prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or other distribution or the effective date in the case of a subdivision, split, or combination.

         If the Company reclassifies or changes the Shares (except for splitting or combining, or changing par value, or changing from par value to no par value, or changing from no par value to par value) or participates in a consolidation or merger (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the Shares except as stated above), the aggregate number of Shares reserved for issuance pursuant to the Plan and the number and purchase price of Shares subject to the unexercised portions of then-outstanding Options shall be adjusted so that, assuming that Options had been previously granted for all the Shares so reserved, the Grantees would be entitled to receive for the same aggregate price that number of Shares which they would have owned after the happening of any of the events described above had they exercised all of such Options prior to the happening of such event.

         No adjustment pursuant to this section shall be required unless such adjustment would require an increase or decrease of at least 1% in the number or price of Shares; provided that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this section shall be made to the nearest cent or to the nearest full Share, as the case may be.

         Whenever an adjustment is made pursuant to the preceding provisions of this section, the Company shall promptly prepare a notice of such adjustment setting forth the terms of such adjustment and the date on which such adjustment became effective and shall mail such notice of adjustment to the Grantees at their respective addresses appearing on the records of the Company


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or at such other address as any Grantee may from time to time designate in writing to the Company.

Section 8.      COMPLIANCE WITH SECURITIES LAWS; DELIVERY OF SHARES.

         No Option shall be exercisable and no Shares shall be delivered under the Plan except in compliance with all applicable federal and state securities laws and regulations. With respect to Grantees who are Ohio residents, no Option shall be exercisable unless the shares are exempt from registration under the Ohio securities laws, are the subject matter of an exempt transaction, are registered by description or qualification, or are the subject matter of a transaction which has been registered by description, as contemplated by Section 1707.03(G)(3), Ohio Revised Code. The Company may require each person acquiring Shares pursuant to the exercise of an Option under this Plan (a) to represent and warrant to and agree with the Company in writing that the person is acquiring the Shares without a view to distribution thereof, and (b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons exercising the Option as the Company may request.

         All certificates for Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option and may require such consents and releases of taxing authorities as the Administrator deems advisable.

Section 9.      TERMINATION FOR CAUSE.

         Notwithstanding any provision to the contrary in the Plan or in any Incentive Option Agreement or Nonqualified Option Agreement, upon the discharge of any Grantee as an employee of the Company or any of its subsidiaries for cause, all unexercised Options granted to such Grantee shall immediately lapse and be of no further force or effect.

Section 10.     WITHHOLDING TAX.

         The Company, at its option, shall have the right to require any person who is entitled to receive Shares pursuant to the exercise of an Option to pay to the Company an amount equal to all taxes which the Company is required to withhold with respect to such Shares or to make arrangements satisfactory to the Company regarding the payment of such taxes, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. The obligations of the Company under the Plan shall be conditional on such payment or other arrangements acceptable to the Company.

Section 11.     NO ENLARGEMENT OF EMPLOYMENT RIGHTS.
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         The grant of Options under the Plan to an Eligible Person shall not confer any right to such Eligible Person to continue as an employee of the Company or any of its subsidiaries and shall not restrict or interfere in any way with the rights of the Company or any such subsidiary to terminate such employment, with or without cause, at any time.

Section 12.     REPURCHASE OPTION.

         At any time that the Shares of the Company are not then being regularly traded in open- market brokerage transactions (either on a stock exchange, on NASDAQ, or over-the-counter) (hereinafter referred to as being "Publicly Traded"), the Company shall have the right and option, but not the obligation, to repurchase, in whole or in part, the Shares acquired by any person pursuant to the exercise of any option or options granted pursuant to the Plan at such time or times as such person is not an employee of the Company, at a price equal to the fair market value of the Shares being purchased by the Company upon exercise of this repurchase option. The Company may exercise this repurchase option by sending written notice to the person holding such Shares, which shall:
(a) state that this option is being exercised; (b) specify the number of Shares being purchased; (c) designate a date for the closing of such purchase; and (d) be signed by a duly authorized officer of the Company. The purchase price of the Shares to be purchased upon exercise of this repurchase option shall be the fair market value of such Shares determined by:

                  (i) Agreement between the Company and the holder of the Shares being repurchased, if they are able to agree upon a value within 10 business days after either of them requests the other to so agree; or, if not,

                  (ii) An appraiser selected by agreement between the Company and the holder of the Shares being repurchased, if they are able to agree upon an appraiser within 10 business days after either of them requests the other to so agree; or, if not,

                  (iii) Majority vote by an appraisal board consisting of three appraisers, one member appointed by the Company, another member appointed by the holder of the Shares being repurchased and the third member appointed by the first two members so appointed who shall act as chairman of the appraisal board.

At the closing of such repurchase, the holder of the Shares being repurchased shall transfer and convey them to the Company or its designee, free and clear of all liens, security interests, encumbrances or other claims whatsoever, and the Company shall pay the purchase price by wire transfer, check or other means reasonably acceptable to the seller. This option to repurchase shall be binding on all transferees of the Shares, and shall expire and not be exercisable at such time as the common shares of the Company become Publicly Traded.

Section 13.     COMPETITION RESTRICTION.

          Notwithstanding anything in this Plan to the contrary, in the event a Grantee leaves the employment of the Company for any reason, with or without cause, and within a period of six months after the date of such termination of employment, directly or indirectly, becomes employed by or engages in or participates in or promotes or assists, financially or otherwise, any business which directly or indirectly competes with the business carried on by the Company, or solicits any of the Company's present customers or accounts or persons or businesses which were customers or accounts within three years preceding the
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Grantee's termination of employment with the Company, then any options held by such Grantee shall immediately lapse and be of no further force or effect and, with respect to any common shares obtained by the Grantee by exercise of any option under this Plan within six months prior to termination of the Grantee's employment or anytime after termination of employment the Grantee shall be obligated to pay to the Company an amount equal to the difference between the price paid by the Grantee for the common shares purchased upon exercise of the option and the fair market value of such shares on the date such option was exercised. Such amount may be offset by the Company against any other amount owed by it to the Grantee.

Section 14.      ACCELERATION OF RIGHTS.

         The Administrator shall have the authority, in its discretion, to accelerate the time at which an Option shall be exercisable whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant of such Options.

Section 15.     RIGHTS AS STOCKHOLDERS.

         No Grantee or his executor or administrator shall have any rights of a stockholder in the Company with respect to the Shares covered by an Option unless and until a certificate representing such Shares has been duly issued and delivered to him under the Plan.

Section 16.     DEFINITION OF SUBSIDIARY.

         The term "subsidiary" when used in the Plan means a subsidiary corporation as defined in Section 425 of the Code.

Section 17.     AMENDMENT OR TERMINATION OF PLAN.

         The Board may amend or terminate the Plan at any time, but: (a) no such amendment or termination shall affect the rights of a Grantee with respect to a prior award under the Plan without the consent of the Grantee; and (b) no such amendment shall be made without the approval of the shareholders of the Company whenever such approval would be required with respect to Incentive Options to preserve the status of the Plan as an incentive stock option plan and the qualifications of any Options as incentive stock options under Section 422 of the Code, including (i) an increase in the maximum number of Shares that may be subject to Incentive Options (unless necessary to effect the adjustments required under Section 7, above), (ii) an increase in the benefits to any Grantee under the Plan, or (iii) a modification in the requirements for eligibility under the Plan.

Section 18.     GOVERNMENT REGULATIONS.

         Notwithstanding any provisions of the Plan or any stock option agreement made pursuant to the Plan, the Company's obligations under the Plan and any stock option agreement shall be subject to all applicable laws, rules, and regulations and to such approvals as may be required by any governmental or regulatory authorities.


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         With respect to Incentive Options, the intention of the Plan is to qualify such Incentive Options as issued pursuant to an incentive stock option plan under Section 422 of the Code, and the Plan and any Incentive Option Agreement shall be construed consistently with that intention to the extent possible.

Section 19.     GENDERS AND NUMBERS.

         When permitted by the context, each pronoun used in the Plan includes the same pronoun in other genders and numbers, and each noun used in the Plan includes the same noun in other numbers.

Section 20.      CAPTIONS.

         The captions of the various sections of the Plan are not part of the context of the Plan, but are only labels to assist in locating those sections, and shall be ignored in construing the Plan.

Section 21.     EFFECTIVE DATE.

         The Plan shall be effective December 19, 1995. The Plan shall be submitted to the shareholders of the Company for approval as soon as practicable but in any event not later than 12 months after the Plan has been adopted by the Board. Notwithstanding anything in the Plan to the contrary, no Options shall be exercisable prior to such shareholder approval. If the Plan is not approved by the shareholders of the Company within 12 months after the Plan has been adopted by the Board, then the Plan and all Options granted under the Plan shall become null and void and have no further force or effect.

Section 22.     TERM OF THE PLAN.

         Unless previously terminated by the Board, the Plan shall terminate 10 years from the effective date of the Plan, and no Option shall be granted under the Plan thereafter; however, such termination shall not affect any Option granted prior to such termination.

Section 23.     GOVERNING LAW.

         This Plan and all Incentive Option Agreements and Nonqualified Option Agreements shall be governed by and construed in accordance with the laws of the State of Ohio.